Exhibit 99.6
Execution Version
VOTING AND SUPPORT AGREEMENT

    This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of February __, 2023, is entered into by and among Redx Pharma plc, a publicly listed company organized in the United Kingdom (“Target”), Jounce Therapeutics, Inc., a Delaware corporation (“Parent”) and one or more persons set forth on Schedule A hereto (each, a “Stockholder” and, if applicable, collectively, the “Stockholders”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the announcement detailing the terms and conditions of the Merger to be made pursuant to Rule 2.7 of the City Code on Takeovers and Mergers (the “2.7 Announcement”).

    WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of Parent common stock, par value $0.001 per share (“Parent Common Stock”), restricted stock units of Parent (“Parent Restricted Stock Units”), restricted stock awards of Parent (“Parent Restricted Stock Awards”) and stock options of Parent (“Parent Stock Options”, and together with Parent Restricted Stock Units and Parent Restricted Stock Awards, “Parent Convertible Securities”), if any, in each case set forth opposite such Stockholder’s name on Schedule A (all such shares of Parent Common Stock and Parent Convertible Securities set forth on Schedule A next to the Stockholder’s name, together with any shares of Parent Common Stock, Parent Convertible Securities or any other securities of Parent that are hereafter issued to or otherwise directly or indirectly acquired by any Stockholder prior to the valid termination of this Agreement in accordance with Section 5.2, including for the avoidance of doubt any shares of Parent Common Stock acquired by such Stockholder upon the exercise of Parent Stock Options after the date hereof, being referred to herein as the “Subject Shares”);

    WHEREAS, concurrently with the execution hereof, Parent and Target are entering into an Cooperation Agreement, dated as of the date hereof (as it may be amended from time to time pursuant to the terms thereof, the “Cooperation Agreement”), which provides, among other things, for Parent and Target to consummate a transaction, following completion of which Parent will own the entire issued and to be issued ordinary share capital of Target, upon the terms and subject to the conditions set forth in the 2.7 Announcement and the Cooperation Agreement; and

    WHEREAS, as a condition to their willingness to release the 2.7 Announcement and enter into the Cooperation Agreement, and as an inducement and in consideration for Parent and Target to enter into the Cooperation Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to the Subject Shares, has agreed to enter into this Agreement.

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO VOTE

1.1Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of Parent, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent (if permitted at such time) of the stockholders of Parent (each a “Parent
1

Meeting”), such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent (if permitted at such time) with respect to, all of its Subject Shares (i) against any Competing Proposal for Parent, (ii) against any change in membership of Parent Board that is not recommended or approved by Parent Board, and (iii) against any other proposed action, agreement or transaction involving Parent that would be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other Transaction (as such term is defined in the Cooperation Agreement), including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Parent (other than the Merger); (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, intellectual property rights) of Parent or any reorganization, recapitalization or liquidation of Parent; or (z) any change in the present capitalization of Parent or any amendment or other change in Parent’s organizational documents. Subject to the proxy granted under Section 1.2 below, each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to Parent’s stockholders generally.

1.2 Irrevocable Proxy. For so long as this Agreement has not been validly terminated in accordance with Section 5.2, each Stockholder hereby irrevocably appoints Parent (and any Person (as defined below) or Persons designated by Parent) as its attorney-in-fact and proxy with full power of substitution and resubstitution, to the full extent of such Stockholder’s voting rights with respect to all such Stockholder’s Subject Shares (which proxy is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder) and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote (or issue instructions to the record holder to vote), and to execute (or issue instructions to the record holder to execute) written consents with respect to, all such Stockholder’s Subject Shares solely on the matters described in, and in accordance with the provisions of Section 1.1. For purposes of this Agreement, “Person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a governmental entity or any department, agency or political subdivision thereof. This proxy is coupled with an interest, was given to secure the obligations of such Stockholder under Section 1.1, was given in consideration of and as an additional inducement of Parent and Target to release the 2.7 Announcement and enter into the Cooperation Agreement and shall be irrevocable, and such Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein and hereby revokes any proxy previously granted by such Stockholder with respect to the Subject Shares that covers matters addressed by this Agreement. Such proxy shall not be terminated by operation of any applicable law or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with Section 5.2.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

    Each Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Target as to such Stockholder on a several basis, that:

2.1Authorization; Binding Agreement. To the extent such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder. Such Stockholder has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principals of equity and subject to any conflict with the federal securities laws.

2.2Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority, including, any arbitrator or arbitral body, mediator and applicable securities exchanges, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing (“Governmental Body”) on the part of such Stockholder, except for compliance with the applicable requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any written or oral agreement, contract, subcontract, lease, sub-lease, occupancy agreement, binding understanding, obligation, promise, instrument, indenture, mortgage, note, option, warranty, purchase order, license, sublicense, commitment or undertaking of any nature, which, in each case, is legally binding upon a party or on any of its Affiliates (as defined below) (“Contract”) or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any lien, mortgage, security interest, pledge, encumbrance, deed of trust, security interest, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or restriction (“Lien”) on any Subject Shares of such Stockholder (other than one created by Parent or Target), or (e) violate any applicable law or judgment applicable to such Stockholder or by which any of its Subject Shares are bound (subject to any conflict with the federal securities laws), except as would not, in the case of each of clauses (c), (d) and (e), adversely affect in any material respect such Stockholder’s ability to timely perform its obligations under this Agreement. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

2.3Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 4.1 hereof) at all times during the Agreement Period (as defined below) will be, the record and/or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all such Stockholder’s Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Liens, except for (a) any such Lien that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law and (b) community property interests under applicable law (collectively,

“Permitted Liens”). The number of Subject Shares listed on Schedule A opposite such Stockholder’s name are the only equity interests in Parent beneficially owned or owned of record by such Stockholder as of the date hereof. Other than the Subject Shares, such Stockholder does not own any shares of Parent Common Stock, Parent Convertible Securities or any other interests in, options to purchase or rights to subscribe for or otherwise acquire any securities of Parent and has no interest in or voting rights with respect to any securities of Parent.

2.4Voting Power. Except with respect to Parent Convertible Securities (but including any Parent Common Stock issued upon the exercise of Company Stock Options), such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided pursuant to this Agreement.

2.5 Reliance. Such Stockholder understands and acknowledges that Parent and Target are releasing the 2.7 Announcement and entering into the Cooperation Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no cause of action, audit, examination, mediation, action, suit, arbitration, proceeding, investigation or other legal proceeding (each, an “Action”) pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder or any of such Stockholder’s properties or assets (including any shares of Parent Common Stock or Parent Convertible Securities beneficially owned by such Stockholder) that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7Brokers. No broker, finder, financial advisor, investment banker or other person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from Parent in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND TARGET

    Parent and Target represent and warrant to the Stockholders that:

3.1Organization and Qualification. Each of Parent and Target is a duly organized and validly existing corporation in good standing under the applicable laws of the jurisdiction of its organization.

3.2Authority for this Agreement. Each of Parent and Target has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Target have been duly and validly authorized by all necessary entity action on the part of each of Parent and Target, and no other entity proceedings on the part of Parent and Target are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Target and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of each of Parent and Target, enforceable against each of Parent and Target in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principals of equity.

ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDERS

    Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.2:

4.1No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Cooperation Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Lien, other than Permitted Liens, on any of such Stockholder’s Subject Shares, (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing); provided, however, that the foregoing restrictions shall not be deemed to restrict or prohibit the Stockholder from Transfers pursuant to any previously trading plan established pursuant to Rule 10b5-1 under the Exchange Act prior to the date hereof or Transfers to sell such number of Subject Shares as is necessary solely to satisfy any tax withholding obligations incurred upon the vesting of any restricted stock units that vest prior to the Effective Time, (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, or (f) take or permit any other action that would in any way restrict, limit, impede, delay or interfere with the performance of such Stockholder’s obligations hereunder in any material respect, otherwise make any representation or warranty of such Stockholder herein untrue or incorrect, or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Each Stockholder hereby authorizes Parent to direct Parent to impose stop orders to prevent the Transfer of any Subject Shares on the books of Parent in violation of this Agreement. Notwithstanding the foregoing, (x) any Stockholder that is an individual may Transfer Subject Shares (i) to any member of such Stockholder’s immediate family, (ii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family, or (iii) by will or under the laws of intestacy upon the death of such Stockholder and (y) any Stockholder may Transfer Subject Shares to any Affiliate (“Affiliate” means, with respect to a particular Person, any other Person controlling, controlled by or under common control with such particular Person; and for the purposes of this definition, “controlling,” “controlled” and “control” mean the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise) of such Stockholder; provided, that in any such case, such Transfer shall be permitted only if all of the representations and warranties in this Agreement with respect to such Stockholder would be true and correct at the time of such Transfer and the transferee shall have executed and delivered to Parent and Target a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement. If any involuntary Transfer of any of such Stockholder’s Subject Shares in Parent shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject

Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with Section 5.2. Each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) for the purpose of taking any actions inconsistent with the transactions contemplated by this Agreement, the 2.7 Announcement or the Cooperation Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of its Subject Shares as Parent may agree in writing in its sole discretion. Each Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) in writing of the number of any additional shares of Parent Common Stock of which such Stockholder acquires beneficial or record ownership on or after the date hereof.

4.2Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld), except as may be required by applicable law (provided that, other than in the case of an amendment to a Schedule 13D or 13G that discloses this Agreement, reasonable notice of any such disclosure will be provided to Parent). Such Stockholder consents to and hereby authorizes Parent and Target to publish and disclose in all documents and schedules filed with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, Schedule 14A, and published and disclosed to Parent and Target shareholders, including, without limitation, preliminary and definitive proxy statements, circulars, and additional solicitation materials, and any press release or other disclosure document that Parent or Target reasonably determines to be necessary in connection with the Merger and any of the other Transactions, in each case regarding such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and any other information that Parent or Parent reasonably determines is required to be disclosed by law, and such Stockholder acknowledges that Parent and Target may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.3Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Parent affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

4.4 Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Target or any of their respective successors, directors or officers relating to the negotiation, execution or delivery of this Agreement or the Cooperation Agreement, the release of the 2.7 Announcement or the consummation of the Merger or the other Transactions, including any such claim (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Cooperation Agreement (including any claim seeking to enjoin or delay the Merger) or (b) alleging a breach of any duty of Parent Board in connection with the 2.7 Announcement, the Cooperation Agreement, this Agreement or the transactions contemplated thereby or hereby.

4.5No Solicitation. Each Stockholder, solely in its capacity as a stockholder of Parent, shall not, and shall direct its officers, employees, accountants, consultants, legal counsel, financial advisors and agents and other representatives (“Representatives”) involved in the

Transactions not to: (i) directly or indirectly initiate, solicit, or knowingly encourage or knowingly facilitate (including by way of providing information or taking any other action) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or could reasonably be expected to lead to any Competing Proposal for Parent, (ii) directly or indirectly engage in, enter into or participate in any discussions or negotiations with any Person with respect to any Competing Proposal for Parent, (iii) provide any non-public information to, or afford access to the business, properties, assets, books or records of Parent to, any Person (other than Parent, Target, or any designees of Parent or Target) in connection with any Competing Proposal for Parent, (iv) enter into any agreement in principle, letter of intent, term sheet, merger agreement, purchase agreement, acquisition agreement, option agreement or other similar instrument relating to a Competing Proposal for Parent, (v) knowingly encourage or recommend another Stockholder to not appear or vote at a Parent Meeting held, directly or indirectly, in the context or for furtherance of the Transactions, or (vi) resolve or agree to do any of the foregoing.  Each Stockholder shall, and shall direct its Representatives involved in the Transactions to, immediately cease any solicitation, discussions, or negotiations with any Person or groups (other than Parent, Target, or any designees of Parent or Target) that may be ongoing with respect to any Competing Acquisition Proposal for Parent or potential Competing Proposal for Parent or that could reasonably be expected to lead to a Competing Proposal for Parent. Notwithstanding the foregoing, such Stockholder or its Representative may, solely in response to an inquiry or proposal that did not result from a material breach of this Section 4.5, inform a Person that has made or, to the knowledge of the Stockholder or Representative (as applicable), is considering making a Competing Proposal for Parent of the restrictions of this Section 4.5 and of the Cooperation Agreement.  For clarity, if such Stockholder is a venture capital or private equity investor, the term “Representative” (a) shall include any general partner of such Stockholder that is still affiliated with such Stockholder, but (b) shall exclude (i) any limited partner, (ii) any general partner that is no longer affiliated with such Stockholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Transactions. Each Stockholder acknowledges and agrees that, for purposes of determining whether a breach of this Section 4.5 has occurred, the actions of such Stockholder’s directors and Representatives acting in their authorized capacities on behalf of such Stockholder shall be deemed to be the actions of such Stockholder, and such Stockholder shall be responsible for any breach of this Section 4.5 by its directors and Representatives acting in their authorized capacities on behalf of such Stockholder.

4.6Notices of Certain Events. Each Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Article II.

ARTICLE V
MISCELLANEOUS

5.1Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) upon receipt, if delivered personally, (b) two (2) business days after deposit in the mail, if sent by registered or certified mail, (c) on the next business day after deposit with an overnight courier, if sent by overnight courier, (d) upon transmission and confirmation of receipt, if sent by email transmission prior to 6:00 p.m., local time on a business day, in the place of receipt, or (e) on the next business day following transmission and confirmation of receipt, if sent by email transmission after 6:00 p.m., local time on a business day, or on a day that is not a business day, in the place of receipt; provided that the notice or other communication is sent to the address or email address set forth (i) if to Parent or Target, to the address or email address set forth in Section 16.2 of the Cooperation Agreement and (ii) if to a Stockholder, to such Stockholder’s address or email address set forth on Schedule

A hereto, or to such other address or email address as such party may hereafter specify for the purpose by notice to each other party hereto.

5.2Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Cooperation Agreement in accordance with its terms, or (b) the Effective Date (as defined in the Cooperation Agreement) (the period from the date hereof through such time being referred to as the “Agreement Period”). Upon the valid termination of this Agreement in accordance with this Section 5.2, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any willful breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any valid termination of this Agreement in accordance with this Section 5.2.

5.3Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4 Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

5.5 Entire Agreement; Assignment. This Agreement, together with Schedule A and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement shall not be assigned by any party (including by operation of law, by merger or otherwise) without the prior written consent of the other parties; provided, that Parent or Target may assign any of their respective rights and obligations to one or more Affiliates at any time, but no such assignment shall relieve Parent of its obligations hereunder.

5.6 Enforcement of the Agreement. The parties agree that irreparable damage would occur in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Target shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent and Target will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon Parent or Target, and the exercise by Parent or Target of any one remedy will not preclude the exercise of any other remedy.

5.7Jurisdiction; Waiver of Jury Trial.

(a)Each Stockholder (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. Each Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or in any federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each Stockholder hereby agrees that service of any process, summons, notice or document by registered mail in accordance with Section 5.1 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE AGENT OR ATTORNEY OF PARENT OR TARGET HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT PARENT OR TARGET WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7(b).

5.8Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.9Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.10Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

5.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

5.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

5.13 Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties agree that they participated jointly in the negotiation and drafting of this Agreement, have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any applicable law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

5.14Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to perform its obligations under this Agreement.

5.15Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of Parent, and not, if applicable, in such Stockholder’s capacity as a director, officer or employee of Parent. Nothing herein shall in any way restrict a director or officer of Parent in the taking of any actions (or failure to act) in his or her capacity as a director or officer of Parent, or in the exercise of his or her fiduciary duties as a director or officer of Parent, or prevent or be construed to create any obligation on the part of any director or officer of Parent from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of Parent shall be deemed to constitute a breach of this Agreement, provided, that, for the avoidance of doubt, nothing herein shall be understood to relieve any party to the Cooperation Agreement of any obligation under, or of any liability for breach of any provision of, the Cooperation Agreement.

5.16 Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the valid termination of this Agreement in accordance with Section 5.2.

5.17No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Cooperation Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

5.18Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Further, Parent and Target agree that no Stockholder will be liable for claims, losses, damages, liabilities or other obligations of, or incurred by, Parent resulting from Parent’s breach of the Cooperation Agreement except to the extent that breach of such Stockholder’s obligations hereunder was also involved in such breach by Parent.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

The parties are executing this Agreement on the date set forth in the introductory clause.

PARENT:

JOUNCE THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

The parties are executing this Agreement on the date set forth in the introductory clause.

TARGET:

REDX PHARMA, PLC

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER:
[NAME]

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

Schedule A

Name of Stockholder	Parent Common Stock	Parent Restricted Stock Units	Parent Restricted Stock Awards	Parent Stock Options	Mailing Address of Stockholder	Email Address of Stockholder
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